Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Amendment”) is entered into effective as of the 2nd day of December, 2015 (the “Second Amendment Effective Date”), by and among Sunoco LP, a Delaware limited partnership (“Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Prior Collateral Agent”), Swingline Lender and an LC Issuer, and the financial institutions parties hereto as Lenders (“Lenders”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of September 25, 2014 (as amended by that certain First Amendment to Credit Agreement and Increase Agreement dated as of as April 10, 2015 and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, pursuant to that certain Contribution Agreement dated as of November 15, 2015 among the Borrower, Sunoco GP LLC, Sunoco, LLC, a Delaware limited liability company (“Sunoco LLC”), Sunoco, Inc., ETP Retail Holdings, LLC, and Energy Transfer Partners, L.P. (the “Contribution Agreement”), Borrower will acquire (the “Drop Down” and the date that the Drop Down is consummated pursuant to the terms of the Contribution Agreement, the “Dropdown Effective Date”), directly or through one or more of its wholly owned domestic subsidiaries, 100% of the equity interest of Sunoco Retail, LLC, a Pennsylvania limited liability company (“Sunoco Retail”) and 68.42% of the equity interest in Sunoco LLC;

WHEREAS, in connection with the Drop Down, the Borrower intends (i) to obtain a $2.035 billion senior secured term loan facility (the “Term Loan Facility”) on terms substantially consistent with those listed on Schedule A hereto, and (ii) to issue certain equity securities to a group of private investors and Energy Transfer Equity, L.P. in certain private investment in public equity offerings (collectively, the “PIPE Offering” and, together with the Drop Down and the consummation of the Term Loan Facility, the “Transactions”);

WHEREAS, the Term Loan Facility will be secured by the Collateral on a pari passu basis with the Obligations under the Credit Agreement and, in order to effectuate the foregoing, the Lenders desire that (a) the Administrative Agent, on behalf of the Secured Parties, enter into a collateral agency agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”) whereby the Administrative Agent, on behalf of the Secured Parties, shall consent to the appointment of a common collateral agent with respect to the Collateral and (b) certain of the Collateral Documents be amended, restated, amended and restated, supplemented or otherwise modified in order to evidence such pari passu liens;

WHEREAS, in order to incur Indebtedness pursuant to the Term Loan Facility and to secure the Term Loan Facility on a pari passu basis with the Obligations under the Credit Agreement, the Borrower has requested (and the Lenders have agreed) to make certain amendments to the Existing Credit Agreement; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Second Amendment Effective Date Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.01 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Contribution Agreement” means that certain Contribution Agreement dated as of November 15, 2015 among the Borrower, Sunoco GP LLC, Sunoco, LLC, Sunoco, Inc., ETP Retail Holdings, LLC, and Energy Transfer Partners, L.P.

“Dropdown Effective Date” means the “Closing Date”, as such term is defined in the Contribution Agreement.

“Post Dropdown Period” has the meaning assigned to such term in Section 7.12.

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of December 2, 2015, among Borrower, Administrative Agent and the Lenders party thereto.

“Term Loan Administrative Agent” means the administrative agent for the lenders party to the Term Loan Facility and its successors, assigns and replacements in such capacity.

“Term Loan Documents” means the definitive documentation governing the Term Loan Facility, as the same may be amended, modified, restated or replaced from time to time.

“Term Loan Facility” means that certain senior secured term loan credit facility to be obtained by the Borrower on the Dropdown Effective Date in an initial aggregate principal amount not to exceed $2,035,000,000.00 for the purposes set forth on, and initially on terms substantially the same as the terms listed on, Schedule A to the Second Amendment, as the same may be amended, modified, restated, replaced, refinanced, refunded, renewed or extended from time to time after the Dropdown Effective Date pursuant to the terms of this Agreement, including by any Term Loan Refinancing Indebtedness.

“Term Loan Lenders” means the lenders under the Term Loan Facility from time to time.

“Term Loan Obligations” means the Term Loans and all interest, fees and premium, if any, and all other debts, liabilities, obligations, covenants and duties of, the Borrower or any Guarantor arising under any Term Loan Document or otherwise with respect to any Term Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Subsidiary or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Term Loan Refinancing Indebtedness” means any refinancings, renewals or extensions of all or any part of any Term Loan Obligations, including without limitation with one or more new term loan facilities that may be unsecured or that may be secured by the Collateral on a pari passu or junior basis with the Obligations or with one or more series of senior unsecured notes or senior secured notes that will be secured by the Collateral on a pari passu or junior basis with the Obligations, in each case as determined by the Borrower; provided that (i) the maturity date of any such Term Loan Refinancing Indebtedness is no earlier than the latest maturity date on which any of the Term Loans then in effect as of the date such Term Loan Refinancing Indebtedness is incurred, (ii) the weighted average life to maturity of each series of Term Loan Refinancing Indebtedness is no shorter than the current weighted average life to maturity of the then outstanding Term Loans as of the date such Term Loan Refinancing Indebtedness is incurred, (iii) the documents or instruments governing such Term Loan Refinancing Indebtedness do not contain representations and warranties, covenants or events of default which are materially more onerous to the Borrower and its Subsidiaries than those contained in the Term Loan Facility as of the date such Term Loan Refinancing Indebtedness is incurred (it being understood that any new or more onerous financial covenant shall be deemed to be materially more onerous for purposes of this definition), (iv) the principal amount of such Term Loan Refinancing Indebtedness does not exceed the principal amount of the Term Loan Obligations being refinanced, renewed or extended except by an amount equal to accrued interest, breakage and premium thereon plus other reasonable amounts, including fees and expenses, payable in connection therewith, (v) the obligors, whether direct or contingent, in respect of such Term Loan Refinancing Indebtedness are the same as those guaranteeing the Obligations and any Term Loans outstanding after giving effect to the incurrence of such Term Loan Refinancing Indebtedness and any other transactions consummated contemporaneously therewith, (vi) there is no collateral securing such Term Loan Refinancing Indebtedness that does not secure the Obligations and any Term Loans outstanding after giving effect to the incurrence of such Term Loan Refinancing Indebtedness and any other transactions consummated contemporaneously therewith, (vii) if any Term Loan Refinancing Indebtedness is secured on a pari passu basis with the Obligations, such Term Loan Refinancing Indebtedness shall be subject to the same collateral agency or other lien sharing agreement and other Collateral Documents entered into in connection with the Term Loan Obligations or a collateral agency agreement or similar lien sharing agreement reasonably satisfactory to the Administrative Agent and (viii) if any Term Loan Refinancing Indebtedness is secured on a junior basis to the Obligations, such Term Loan Refinancing Indebtedness shall be subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent.

“Term Loans” means the term loans made by the Term Loan Lenders to the Borrower pursuant to the Term Loan Documents.

1.2 Amendment and Restatement of Definition. Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment and Increase Agreement, the Second Amendment, each Note, each Issuer Document, each Guaranty, each Collateral Document and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.19 of this Agreement, the Fee Letters, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

1.3 Amendment of Section 7.01.

(a) Section 7.01(a) of the Existing Credit Agreement is hereby amended by deleting the ultimate “and” in clause (xiii) thereof, replacing the “.” in clause (xiv) thereof with “; and” and adding a new clause (xv) at the end thereof to read in its entirety as follows:

“(xv) the Term Loan Facility and any Term Loan Refinancing Indebtedness in respect thereof.”

(b) Section 7.01(b) of the Existing Credit Agreement is hereby amended by deleting the ultimate “and” in clause (x) thereof, replacing the “.” in clause (xi) thereof with “; and” and adding a new clause (xii) at the end thereof to read in its entirety as follows:

“(xii) the Term Loan Facility and any Term Loan Refinancing Indebtedness in respect thereof.”

1.4 Amendment of Section 7.02. Section 7.02 of the Existing Credit Agreement is hereby amended by deleting the ultimate “and” in clause (r) thereof, replacing the “.” in clause (s) thereof with “; and” and adding a new clause (t) at the end thereof to read in its entirety as follows:

“Liens securing Indebtedness permitted by Section 7.01(a)(xv) or Section 7.01(b)(xii).”

1.5 Amendment of Section 7.12. Section 7.12 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

“7.12 Leverage Ratio. On each Quarterly Testing Date (other than on Quarterly Testing Dates during the Post Dropdown Period (as defined below)), the Leverage Ratio will not exceed (A) 5.50 to 1.00 at any time other than during a Specified Acquisition Period and (B) 6.00 to 1.00 during a Specified Acquisition Period. On each Quarterly Testing Date occurring during the period beginning upon the Dropdown Effective Date through the fourth Quarterly Testing Date following the Dropdown Effective Date (the “Post Dropdown Period”), the Leverage Ratio will not exceed 6.25 to 1.00 at any time. For the avoidance of doubt, the elevated maximum Leverage Ratio described in the immediately preceding sentence shall apply with respect to determining pro forma compliance (if applicable) with the Leverage Ratio under the Loan Documents during the Post Dropdown Period.”

Section 2. Dropdown Effective Date Amendments and Consents. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended effective as of the Dropdown Effective Date in the manner provided in this Section 2.

2.1 Amendment to Definition. Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (g) of the definition of “Excluded Assets” in its entirety as follows:

“(g) those assets as to which the Administrative Agent and the Borrower reasonably determine that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby”

2.2 Additional Definition. Section 1.01 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Collateral Agency Agreement” means the Collateral Agency Agreement to be dated effective as of the Dropdown Effective Date among the Collateral Agent, the Administrative Agent and the Term Loan Administrative Agent, as the same may be amended, modified, restated or replaced from time to time.

2.3 Amendment and Restatement of Definition. Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions to read in full as follows:

“Collateral Agent” means the collateral agent for the Secured Parties appointed pursuant to the Collateral Agency Agreement and its successors, assigns and replacements in such capacity.

“Collateral Documents” means, collectively, the Pledge and Security Agreement, the Collateral Agency Agreement and all other instruments, documents and agreements delivered by the Borrower or any Subsidiary Guarantor pursuant to this Agreement or any other Loan Document that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Pledge and Security Agreement” means the Amended and Restated Pledge and Security Agreement to be effective as of the Dropdown Effective Date among the Borrower, the other grantors party thereto and the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the LC Issuer, the Swingline Lender, the Lenders, the Hedge Banks, the Cash Management Banks, the Term Loan Administrative Agent, the Term Loan Lenders and any other party for whose benefit the Collateral Agent is granted a Lien and security interest in Collateral pursuant to the terms of the Collateral Documents.

2.4 Amendment of Section 6.10. Section 6.10 of the Existing Credit Agreement is hereby amended by deleting the reference to “Collateral Agent” in the first parenthetical thereof and replacing it with a reference to “Administrative Agent.”

2.5 Amendment of Section 6.11. Section 6.11 of the Existing Credit Agreement is hereby amended by deleting the words “or the Collateral Agent” therein.

2.6 Amendment to Section 9.10. Section 9.10 of the Existing Credit Agreement is hereby amended such that each reference to “Collateral Agent” with respect to a “Guaranty” or “guaranty” shall instead refer to “Administrative Agent”.

2.7 Consent to Replacement of Prior Collateral Agent.

(a) As of (and contingent upon) the Dropdown Effective Date, (i) the Prior Collateral Agent hereby resigns as the “collateral agent” for the Secured Parties under the Credit Agreement and the other Loan Documents, and (ii) the parties hereto hereby accept the Prior Collateral Agent’s resignation. The parties hereto hereby acknowledge and agree that, as of (and contingent upon) the Dropdown Effective Date, the Prior Collateral Agent shall have no further obligations, responsibilities or duties as “collateral agent” for the Secured Parties under the Credit Agreement and the other Loan Documents, except to the extent of any obligation expressly stated in the Credit Agreement or other Loan Documents as surviving any such resignation.

(b) The parties hereto hereby acknowledge and agree that from and after the Dropdown Effective Date, notwithstanding anything in the Credit Agreement (including Section 9.10 thereof) or the other Loan Documents to the contrary, (i) (A) all matters related to the appointment, resignation and removal of the “Collateral Agent” for the Secured Parties, (B) the terms and conditions pursuant to which the “Collateral Agent” will serve in such capacity and (C) all matters related to the receipt, holding, maintenance, administration and distribution of Collateral shall be governed in all respects by the Collateral Agency Agreement and the other Collateral Documents and (ii) in the event of any conflict with respect to the rights, duties, obligations or liabilities of the “Collateral Agent” between the terms of the Collateral Agency Agreement and the Credit Agreement, the terms of the Collateral Agency Agreement will govern.

(c) The parties hereto authorize each of the Prior Collateral Agent and the collateral agent for the Secured Parties appointed pursuant to the Collateral Agency Agreement as of the Dropdown Effective Date (the “Successor Collateral Agent”) to prepare, enter into, execute, record and/or file any and all notices, certificates, instruments, UCC financing statements and/or other documents or agreements (including, without limitation, filings in respect of any collateral, and assignments, amendments or supplements to any UCC financing statements, security agreements, pledge agreements, intellectual property security agreements, stock powers, account control agreements, intercreditor agreements, or other Loan Documents), as either the Prior Collateral Agent or the Successor Collateral Agent deems reasonably necessary or desirable to effect or evidence (of public record or otherwise) the transactions herein contemplated, including but not limited to the resignation of the Prior Collateral Agent, the appointment of the Successor Collateral Agent and the pari passu nature of the Liens securing the Obligations and the Term Loan Obligations, and to maintain the validity, perfection, priority, of, or assign to the Successor Collateral Agent, any and all liens and security interests in respect of any and all Collateral, and each of the Borrower, the Prior Collateral Agent and the Successor Collateral Agent hereby agrees to execute and deliver (and the Borrower agrees to cause each applicable Guarantor and/or other guarantor or grantor of collateral to execute and deliver) any documentation reasonably necessary or reasonably requested by the Prior Collateral Agent or the Successor Collateral Agent to evidence such resignation and appointment or such amendments or to maintain the validity, perfection or priority of, or assign to the Successor Collateral Agent, any such liens or security interests, or to maintain the rights, powers and privileges afforded to the Prior Collateral Agent under any Loan Documents.

(d) The parties hereto agree that the Successor Collateral Agent shall have no liability for any actions taken or omitted to be taken by the Prior Collateral Agent while it served as the “collateral agent” for the Secured Parties under the Credit Agreement or for any other event or action related to the Loan Documents that occurred prior to the Dropdown Effective Date. The parties hereto agree that the Prior Collateral Agent shall have no liability for any actions taken or omitted to be taken by the Successor Collateral Agent as the “collateral agent” for the Secured Parties under the Credit Agreement and the other Loan Documents; and that the Prior Collateral Agent shall continue to be indemnified pursuant to Section 10.04(b) of the Existing Credit Agreement for any actions taken or omitted to be taken by it while it served as the “collateral agent” for the Secured Parties under the Credit Agreement or for any other event or action related to the Successor Collateral Agent’s replacement of the Prior Collateral Agent.

(e) On and after the Dropdown Effective Date, all possessory collateral held by the Prior Collateral Agent for the benefit of the Secured Parties under the Credit Agreement and the other Loan Documents shall be deemed to be held by the Prior Collateral Agent as gratuitous bailee for the Successor Collateral Agent for the benefit and on behalf of the Successor Collateral Agent and the Secured Parties until such time as such possessory collateral has been delivered to the Successor Collateral Agent. The Prior Collateral Agent agrees to deliver all possessory collateral to the Successor Collateral Agent on or promptly following the Dropdown Effective Date.

Section 3. Conditions Precedent. The effectiveness of the amendments to the Existing Credit Agreement contained in Sections 1 and 2 hereof is subject to the satisfaction of each of the following conditions precedent:

3.1 Counterparts. Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower, the Guarantors and the Majority Lenders.

3.2 Fees and Expenses. Borrower shall have paid to Administrative Agent all fees due and owing to Administrative Agent pursuant to or in connection with this Amendment (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents in accordance with Section 10.04(a) of the Existing Credit Agreement.

3.3 No Default. No Default or Event of Default shall have occurred which is continuing.

3.4 Certificates. The Administrative Agent shall have received:

(a) a certificate dated as of the Second Amendment Effective Date, signed by a Responsible Officer of Borrower, certifying that, before and after giving effect to the terms of this Amendment, (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on and as of the Second Amendment Effective Date after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date and (ii) no Default or Event of Default exists;

(b) a certificate dated as of the Second Amendment Effective Date, signed by a Responsible Officer of Borrower pursuant to Section 9.10(a) of the Existing Credit Agreement certifying that Borrower is requesting the Prior Collateral Agent to execute, deliver or acknowledge any necessary or proper amendments to the Collateral Documents, instruments, intercreditor agreements or other agreements (i) to reflect the resignation of the Prior Collateral Agent, the appointment of the Successor Collateral Agent and the assignment of any and liens and security interests in respect of any and all Collateral to the Successor Collateral Agent, (ii) to include the Term Loan Facility as a secured obligation under the Collateral Documents and (iv) to reflect the pari passu nature of any Lien securing the Collateral in respect of such Term Loan Facility; and

(c) certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and each Guarantor evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment (or a certification of a Responsible Officer of the Borrower or such Guarantor, as applicable, that there have been no changes to the organizational or constitutional documents or incumbency certificate, as applicable, previously delivered to the Administrative Agent by or behalf of the Borrower or such Guarantor, as applicable), and documents and certifications evidencing that the Borrower and each Guarantor are validly existing and in good standing in their jurisdiction of organization.

3.5 Opinion of Counsel. Administrative Agent shall have received a customary opinion of Latham & Watkins LLP, New York counsel to Borrower and Guarantors, relating to due organization, valid existence, good standing, and authority of the Borrower and each Guarantor to enter into this Agreement and the enforceability of this Amendment, in each case, in substance substantially similar to the substance of the corresponding opinion provided under the Existing Credit Agreement, addressed to the Administrative Agent and each Lender.

Section 4. Joinder of Acquired Subsidiaries. No later than the Dropdown Effective Date, the Borrower shall, at Borrower’s sole expense, (i) cause Sunoco Retail and Sunoco LLC to become a party to (A) the Subsidiary Guaranty and (B) the Pledge and Security Agreement, (ii) provide written evidence reasonably satisfactory to the Administrative Agent that Sunoco Retail and Sunoco LLC have each taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of the Subsidiary Guaranty, the Pledge and Security Agreement and any other documents which it is required to execute, (iii) pledge the Equity Interests in Sunoco Retail and Sunoco LLC as Collateral pursuant to the Pledge and Security Agreement and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent.

Section 5. Term Loan Facility Matters.

5.1 Negotiation of Collateral Documents. The Lenders (including in each of their capacities as a current or potential Hedge Bank and a current or potential Cash Management Bank) and the LC Issuer hereby irrevocably authorize the Administrative Agent and the Successor Collateral Agent (a) to negotiate the terms and conditions of the Collateral Agency Agreement and such other amendments, restatements or other modifications (collectively the, “Collateral Document Modifications”) to any of the Collateral Documents as the Administrative Agent or the Successor Collateral Agent (as requested by the Borrower) deems reasonably necessary to permit the Term Loan Obligations to be secured by the Collateral on a pari passu basis with the Obligations and (b) execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), in each case, to effectuate the transactions contemplated by this Amendment, including securing the Obligations in connection with the execution of the Collateral Agency Agreement.

5.2 Execution of Collateral Documents. Without in any way limiting the authority granted under Section 2.7 hereof, the Lenders (including in each of their capacities as a current or potential Hedge Bank and a current or potential Cash Management Bank) and the LC Issuer hereby irrevocably agree that the entry into the Collateral Agency Agreement, any Collateral Document Modifications or any other document contemplated by Section 5.1 hereof or the taking of any other action contemplated by Section 5.1 hereof by any of the Administrative Agent or the Successor Collateral Agent is permitted by Section 9.10(a) of the Existing Credit Agreement and that the Term Loan Facility constitutes Indebtedness which shall be pari passu with the Obligations and permitted to be incurred pursuant to Section 7.01(a)(xv) or Section 7.01(b)(xii) of the Credit Agreement and accordingly hereby authorize the Administrative Agent and the Successor Collateral Agent to enter into and execute any such Collateral Document Modifications or any other document contemplated by Section 5.1 hereof.

Section 6. Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

6.1 Reaffirmation of Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof after giving effect to the amendments set forth in Sections 1 and 2 hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date.

6.2 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

6.3 Acknowledgment of No Defenses. As of the Second Amendment Effective Date, to the knowledge of the Borrower, Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower or any Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

Section 7. Miscellaneous.

7.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

7.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.3 Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.

7.4 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

7.5 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

7.6 Effectiveness. This Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or the Lenders when counterparts hereof have been executed by Borrower, Guarantors and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

7.7 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.8 Amendment. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

SUNOCO LP

By:	SUNOCO GP LLC

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	President and
Chief Executive Officer

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

BANK OF AMERICA, N.A., as an LC Issuer, Swingline Lender and a Lender

By:	/s/ Jeffrey Bloomquist
Name:	Jeffrey Bloomquist
Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent and Prior Collateral Agent

By:	/s/ Denise Jones
Name:	Denise Jones
Title:	Assistant Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

WELLS FARGO BANK, N.A., as an LC Issuer
and a Lender

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Managing Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

COMPASS BANK,
as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Einar Gulstad
Name:	Einar Gulstad
Title:	Senior Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Rayan Karim
Name:	Rayam Karim
Title:	Authorized Signatory

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

CITIBANK, N.A. ,
as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Stefan Dickenmann
Name:	Stefan Dickenmann
Title:	Authorized Signatory

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

DEUTSCHE BANK AG – NEW YORK BRANCH,
as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Vice President

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

MIZUHO BANK, LTD., as a Lender

By:	/s/ Nelson Chang
Name:	Nelson Chang
Title:	Authorized Signatory

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitry Barskiy
Name:	Dmitry Barskiv
Title:	Authorized Signatory

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Dmitry Barskiy
Name:	Dmitry Barskiy
Title:	Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise He
Name:	Denise He
Title:	Assistant Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

BNP PARIBAS,
as a Lender

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

By:	/s/ Reginald Crichlow
Name:	Reginald Crichlow
Title:	Vice President

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

ING CAPITAL LLC,
as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Hans Beekmans
Name:	Hans Beekmans
Title:	Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

NATIXIS,
as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Jarrett Price
Name:	Jarrett Price
Title:	Director

Signature Page to Second Amendment To Credit Agreement

Sunoco LP

Each of the undersigned Guarantors (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Guaranty Agreement, dated as of September 25, 2014, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SUNOCO ENERGY SERVICES LLC
SUSSER PETROLEUM OPERATING COMPANY LLC
SUSSER PETROLEUM PROPERTY COMPANY LLC
SUSSER HOLDINGS CORPORATION
SUNOCO FINANCE CORP.

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	President and Chief Executive Officer

SUSSER HOLDINGS CORPORATION

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	Chief Executive Officer

STRIPES HOLDINGS LLC
SUSSER HOLDINGS, L.L.C.
STRIPES LLC

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	President and Chief Executive Officer

MID-ATLANTIC CONVENIENCE STORES, LLC
SOUTHSIDE OIL, LLC
MACS RETAIL LLC

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	Chief Executive Officer and President

Signature Page to Acknowledgment of Second Amendment To Credit Agreement

Sunoco LP

ALOHA PETROLEUM LLC

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	Chairman

ALOHA PETROLEUM, LTD.

By:	/s/ Richard M. Parry
Name:	Richard M. Parry
Title:	Chief Executive Officer and President

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